February 15, 2019

TOUCHSTONE FUNDS GROUP TRUST
Touchstone Arbitrage Fund
Touchstone Merger Arbitrage Fund
(the "Funds")

Supplement to the Prospectus, Summary Prospectuses, and Statement of Additional Information dated January 30, 2019

IMPORTANT NOTICE REGARDING CHANGES TO THE FUNDS

Proposed Reorganization

At a meeting of the Board of Trustees (the "Board") of Touchstone Funds Group Trust (the "Trust") held on February 12, 2019, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the reorganization of the Touchstone Merger Arbitrage Fund (the "Merger Arbitrage Fund"), a series of the Trust, into the Touchstone Arbitrage Fund (the "Arbitrage Fund" or the "Acquiring Fund"), also a series of the Trust (the "Reorganization") (each, a "Fund" and together, the "Funds"). In making its decision, the Board considered the recommendation of Touchstone, the Funds’ investment advisor, that the Reorganization was advisable to provide potential efficiencies and economies of scale for the Funds.  The Reorganization does not require approval by shareholders.

Pursuant to an Agreement and Plan of Reorganization, the Merger Arbitrage Fund will transfer all of its assets and liabilities to the Acquiring Fund.  Immediately after the Reorganization, shareholders of the Merger Arbitrage Fund will own shares of a substantially similar share class of the Acquiring Fund that are equal in value to the shares of the Merger Arbitrage Fund that they held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).  Shareholders of the Merger Arbitrage Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganization will be borne by Touchstone.

Effective as of the close of business on May 8, 2019, all classes of the Merger Arbitrage Fund will be closed to investments by new investors, except that the Merger Arbitrage Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution and similar plans. It is anticipated that the Reorganization will be completed as of the close of business on or about May 10, 2019.  It is also intended that the Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, which means that generally no gain or loss will be recognized for federal income tax purposes by the Merger Arbitrage Fund or its shareholders as a direct result of the Reorganization.  However, on or about May 8, 2019, the Merger Arbitrage Fund may make net investment income capital gains distributions to shareholders. Shareholders of the Merger Arbitrage Fund should consult their tax advisors regarding the effect of the Reorganization and income and capital gains distributions on their particular tax situation.

Change in Name, Sub-Advisor, Investment Goal & Investment Strategy of the Arbitrage Fund

At the same Board meeting, the Board approved the following changes to the Arbitrage Fund, which will take effect on or about May 11, 2019 following the Reorganization: a name change for the Arbitrage Fund to the Touchstone Credit Opportunities II Fund ("Credit Opportunities II Fund"), the appointment of Ares Capital Management II LLC ("Ares") as sub-advisor to the Fund, and the changes to the Fund's investment goal and principal investment strategy as detailed herein (together, the "Repurposing"). Seth Brufsky, Jason Duko, and Kapil Singh will serve as the Credit Opportunities II Fund's portfolio managers upon the appointment of Ares on or about May 11, 2019. The Fund's current sub-advisor, Longfellow Investment Management ("Longfellow"), will continue to serve as sub-advisor through May 10, 2019. The Repurposing does not require shareholder approval.

Effective May 11, 2019, all references to Longfellow as sub-advisor of the Fund in the summary prospectus, prospectus, and Statement of Additional Information ("SAI") are deleted and replaced with Ares and all references to the Touchstone Arbitrage Fund are deleted and replaced with Touchstone Credit Opportunities II Fund.  Ares also serves as sub-advisor to the Touchstone Credit Opportunities Fund, a series of Touchstone Strategic Trust. As the sub-advisor, Ares will make investment decisions for the Credit Opportunities II Fund and will also ensure compliance with the Fund's investment policies and guidelines. As of December 31, 2018, Ares managed approximately $131 billion in assets.

The following changes to the Fund's investment goal and principal investment strategy will be made in connection with the Repurposing, which will take effect on or about May 11, 2019 following the Reorganization:

	Current	Effective May 11, 2019
Investment Goal:	The Fund seeks to achieve positive absolute returns over the long-term regardless of market conditions.	The Fund seeks absolute total return, primarily from income and capital appreciation.
Principal Investment Strategies:
The Fund primarily invests, under normal market conditions, in equity securities of U.S. and foreign issuers. This is a non-fundamental investment policy that the Fund can change upon 60 days’ prior notice to shareholders. Equity securities include common stock and preferred stock.

The Fund’s sub-advisor, Longfellow Investment Management Co., LLC (“Longfellow”), seeks to purchase securities of companies that are involved in various types of corporate restructuring, such as tender offers publicly announced mergers, takeovers, and stock buybacks, convertible bonds, preferred stock, special purpose acquisition companies (SPACs), debt restructurings, minority purchases, leveraged buyouts, spinoffs, liquidations and other types of arbitrage investments.  Merger arbitrage is an investment strategy designed to profit from the successful completion of these types of transactions.  Longfellow also participates in other forms of arbitrage.  The Fund is permitted to hold long and short equity positions, foreign securities including foreign depositary receipts, restricted securities including 144A securities (securities issued pursuant to Rule 144A under the Securities Act of 1933), and convertible securities.  The Fund invests in companies of any size in seeking to achieve its investment goal.

The Fund invests, under normal circumstances, at least 80% of its assets (including the amount of borrowings for investment purposes) in U.S. and non-U.S. debt instruments.

The Fund seeks to achieve its investment goal by investing in a wide array of debt securities or other debt instruments. The Fund may invest in debt instruments of any credit quality or rating and may invest without limit in loans, bonds and other debt instruments that are rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSRO”) (i.e., rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, deemed by the Fund’s sub-advisor, Ares Capital Management II, LLC (“Ares”), to be of comparable quality.  These investments may include distressed or defaulted debt instruments.  Securities rated below investment grade are sometimes referred to as “high yield” or “junk” bonds.

Current	Effective May 11, 2019

In acting on merger arbitrage opportunities, Longfellow buys securities of companies being acquired (the “target company”) in publicly announced transactions where the terms of the transaction have been largely defined and disclosed.  Longfellow engages in selling securities short when the terms of a proposed corporate reorganization require the exchange of common stock and/or other securities.  In such a case, the common stock of the target company is purchased and, at approximately the same time, some amount of the acquiring company’s common stock and/or other securities are sold short depending on the terms of the transaction.  The Fund’s investment strategy is designed to capture the arbitrage spread represented by the difference between the market price of the securities of the target company and the value that is offered for these securities by the acquiring company.  Under normal market conditions, securities of companies that are involved in various types of corporate restructurings are expected to represent 60% or more of the Fund’s assets under management. The Fund engages in frequent and active trading of portfolio securities as a part of its principal investment strategy.

Dependent upon the level of corporate restructuring activity, the market, or other conditions and as determined by Longfellow, in addition to equities, the Fund invests in any combination of cash, cash equivalents and/or fixed-income securities, including investment-grade corporate bonds, non-investment-grade debt securities (also known as junk bonds), and convertible bonds. The Fund also gains exposure to fixed-income securities through investments in other registered investment companies, specifically closed-end funds.

The Fund is non-diversified and invests a significant percentage of its assets in the securities of a single company or in the securities of a smaller number of companies than a diversified fund.

In managing the Fund’s portfolio, Ares seeks to take advantage of opportunities presented from time to time in credit markets by systematically allocating and reallocating the Fund’s assets among core investments and opportunistic investments as credit market conditions change.

The Fund’s core investments include the following:
-- Opportunistic Liquid Credit—The Fund seeks to generate current income with attractive relative value by investing in senior secured and unsecured debt of U.S. and non-U.S. companies.
--Structured Credit—The Fund seeks to generate current income and capital appreciation by investing in debt and equity securities of collateralized loan obligations in the U.S. and globally.
--Special Situations—The Fund seeks capital appreciation by investing in distressed U.S. and non-U.S. corporate loans and bonds that trade at significant discounts to par value.
--Hedges—The Fund engages in short selling, futures contracts, total return and interest rate swaps, pairs trades and options transactions in an attempt to achieve downside protection and reduce portfolio volatility. The Fund’s hedging strategies may include, among other things, entering into synthetic credit index short positions, single security short selling, pairs trades, futures contracts, total return and interest rate swaps, and certain options transactions.

The Fund may also invest in securities that may be offered and sold to only qualified institutional buyers under Rule 144A of the 1933 Act.

In addition, the Fund may make opportunistic investments from time to time in stressed and distressed securities, including debtor-in-possession loans (sometimes referred to as “DIP” loans), exit financings, rescue financings, and post-bankruptcy equity securities, as well as preferred stock, convertible debt, and other securitized vehicles.

Current	Effective May 11, 2019

The corporate loans (commonly referred to as “bank loans”) in which the Fund invests are typically senior in payment priority and secured by a lien on the borrower’s assets. These corporate loans may include second lien loans, mezzanine loans and, to a limited extent, DIP loans. The capacity of a company to borrow and the quality of the credit underlying a corporate loan are typically determined based upon one or more of the projected cash flows of the borrower, the enterprise value of the borrower or the asset value of the collateral supporting any liens.

The corporate debt securities, including high yield bonds, and other similar debt instruments in which the Fund invests are typically unsecured and may be subordinated in payment priority to other debt of the borrower. The terms governing these debt instruments may include features that can result in principal appreciation under certain circumstances. The capacity of a company to issue debt securities or other similar debt instruments and the quality of the credit underlying a company’s debt securities or other similar debt instruments are typically determined based upon the projected cash flows of the borrower, the enterprise value of the borrower or both.

The Fund is non-diversified and therefore may, from time to time, have significant exposure to a limited number of issuers.

Upon the Repurposing, the Credit Opportunities II Fund’s policy to invest, under normal circumstances, at least 80% of its assets (including the amount of borrowings for investment purposes) in U.S. and non-U.S. debt instruments will be a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

Reduction in Advisory Fee and Expense Limitations of the Arbitrage Fund/
Credit Opportunities II Fund

At the same Board meeting, the Board approved an amendment to the advisory agreement between Touchstone and Touchstone Funds Group Trust, on behalf of the Arbitrage Fund, in order to lower the Arbitrage Fund's advisory fee rate to 0.60% of average daily net assets, effective May 11, 2019. The Fund's current advisory fee is 1.05% on the first $500 million of assets, 1.00% on the next $500 million of assets, and 0.95% on assets over $1 billion. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month. Additionally, effective May 11, 2019, the Advisor has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.08%, 1.83%, 0.83%, and 0.73% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively. This contractual expense limitation is effective through May 31, 2020. The Fund’s previous contractual expense limitations were 1.68%, 2.43%, 1.43%, and 1.28% for Classes A, C, Y and Institutional Class shares, respectively.

* * * * *

Shareholders of the Funds will receive an Information Statement/Prospectus providing more information about the changes detailed herein prior to both the Reorganization and the Repurposing. Additionally, upon the Repurposing, the Arbitrage Fund/Credit Opportunities II Fund will be subject to certain additional principal risks including collateralized loan obligations risk, derivatives risk, and liquidity risk, which will be set forth in an updated Prospectus for the Fund.

This Supplement is not a solicitation of any proxy.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF–56–TFGT–TMGAX–S3–1902